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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2004

                           Commission File No. 0-11472

                               DONLAR CORPORATION
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        (Exact name of small business issuer as specified in its charter)


           Illinois                                         36-3683785
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(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                         Identification No.)


              6502 South Archer Road, Bedford Park, Illinois 60501
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                    (Address of principal executive offices)

                                 (708) 563-9200
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                           (Issuer's telephone number)

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              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

Donlar Corporation (the "Company") filed its monthly operating report for the period commencing February 26, 2004 and ended March 31, 2004 (the "Operating Report") with the United States Bankruptcy Court for the Northern District of Illinois, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 04-B07455.

The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit.    Document Description

      99        Monthly Operating Report for the Period
                February 26, 2004 to March 31, 004.



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    DONLAR CORPORATION


Dated: April 15, 2004               By: /S/ Larry P. Koskan
                                        -----------------------
                                        Larry P. Koskan
                                        President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit
Number     Document Description

 99        Monthly Operating Report for the Period
           February 26, 2004 to March 31, 004.